Cohen & Steers, Inc.
280 Park Avenue
New York, NY 10017-1216
Tel (212) 832-3232

Contact:
Matthew S. Stadler
Executive Vice President
Chief Financial Officer
Cohen & Steers, Inc.
Tel (212) 446-9168

COHEN & STEERS REPORTS FOURTH QUARTER
AND FULL YEAR 2012 RESULTS

NEW YORK, NY, January 23, 2013—Cohen & Steers, Inc. (NYSE: CNS) reported income attributable to common shareholders of $21.7 million, or $0.49 per diluted share and $0.50 per basic share, for the quarter ended December 31, 2012, compared with income attributable to common shareholders of $16.0 million, or $0.36 per diluted share and $0.37 per basic share, for the quarter ended December 31, 2011. Total revenue for the fourth quarter of 2012 was $71.1 million, an increase of 19.7% from $59.4 million for the fourth quarter of 2011.
For the year ended December 31, 2012, the company recorded income attributable to common shareholders of $66.1 million, or $1.49 per diluted share and $1.51 per basic share, compared with income attributable to common shareholders of $54.3 million, or $1.23 per diluted share and $1.26 per basic share, for the year ended December 31, 2011. The 2012 results included after-tax expenses of approximately $0.21 per share associated primarily with the offering of Cohen & Steers Limited Duration Preferred and Income Fund, Inc. ("LDP"), a closed-end mutual fund. After adjusting for these items, earnings per share would have been $1.70 for the year ended December 31, 2012.
Assets Under Management
Assets under management were a record $45.8 billion as of December 31, 2012, an increase of 1.9% from $44.9 billion at September 30, 2012 and an increase of 10.9% from $41.3 billion at December 31, 2011. The increase from September 30, 2012 was due to market appreciation of $1.2 billion, partially offset by net outflows of $339 million, primarily from global/international real estate strategies. The increase from December 31, 2011 was due to market appreciation of $7.1 billion, partially offset by net outflows of $2.6 billion, primarily from global/international real estate strategies. Average assets under management were $44.9 billion for the quarter ended December 31, 2012, a decrease of 0.7% from $45.2 billion for the quarter ended September 30, 2012 and an increase of 11.4% from $40.3 billion for the quarter ended December 31, 2011.

Assets under management for institutional accounts were $24.9 billion as of December 31, 2012, an increase of 0.8% from $24.6 billion at September 30, 2012 and a decrease of 2.1% from $25.4 billion at December 31, 2011. The increase from September 30, 2012 was due to market appreciation of $745 million, largely offset by net outflows of $539 million, primarily from global/international real estate strategies associated with subadvisory relationships. The decrease from December 31, 2011 was due to net outflows of $5.1 billion, primarily from global/international real estate strategies associated with subadvisory relationships, largely offset by market appreciation of $4.5 billion. Average assets under management for institutional accounts were $24.4 billion for the quarter ended December 31, 2012, a decrease of 4.1% from $25.4 billion for the quarter ended September 30, 2012 and a decrease of 2.3% from $24.9 billion for the quarter ended December 31, 2011.
Assets under management for open-end mutual funds were a record $13.0 billion as of December 31, 2012, an increase of 3.5% from $12.5 billion at September 30, 2012 and an increase of 34.8% from $9.6 billion at December 31, 2011. The increase from September 30, 2012 was due to market appreciation of $349 million and net inflows of $85 million, primarily from the preferred securities strategy. The increase from December 31, 2011 was due to market appreciation of $1.9 billion and net inflows of $1.5 billion, primarily from U.S. real estate and preferred securities strategies. Average assets under management for open-end mutual funds were $12.6 billion for the quarter ended December 31, 2012, an increase of 0.8% from $12.5 billion for the quarter ended September 30, 2012 and an increase of 37.3% from $9.2 billion for the quarter ended December 31, 2011.
Assets under management for closed-end mutual funds were $8.0 billion as of December 31, 2012, an increase of 2.7% from $7.8 billion at September 30, 2012 and an increase of 27.0% from $6.3 billion at December 31, 2011. The increase from September 30, 2012 was due to inflows of $115 million through an increase in the use of the funds' credit facilities and market appreciation of $97 million. The increase from December 31, 2011 was due to inflows of $1.0 billion from the launch of LDP and market appreciation of $696 million. Average assets under management for closed-end mutual funds were $7.9 billion for the quarter ended December 31, 2012, an increase of 8.1% from $7.3 billion for the quarter ended September 30, 2012 and an increase of 27.9% from $6.2 billion for the quarter ended December 31, 2011.
Financial Highlights (Unaudited)

(in thousands, except per share data or as noted)	Three Months Ended		Year Ended
	December 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011
Revenue	$71,095	$59,416	$273,553	$237,246
Expenses	$38,362	$36,617	$177,121	$150,242
Operating income	$32,733	$22,799	$96,432	$87,004
Operating margin	46.0%	38.4%	35.3%	36.7%
Total non-operating income (loss)	$1,531	$2,409	$7,871	$(143)
Net income attributable to common shareholders	$21,723	$16,047	$66,117	$54,307
Diluted earnings per share attributable to common shareholders	$0.49	$0.36	$1.49	$1.23
Assets under management, end of period (in millions)	$45,797	$41,284	$45,797	$41,284
Average assets under management for period (in millions)	$44,863	$40,286	$44,178	$40,039

December 31, 2012 Compared with December 31, 2011
Total revenue for the fourth quarter of 2012 was $71.1 million, an increase of 19.7% from $59.4 million for the fourth quarter of 2011, primarily due to higher average assets under management. Operating expenses for the fourth quarter of 2012 were $38.4 million, an increase of 4.8% from $36.6 million for the fourth quarter of 2011, primarily due to higher general and administrative and distribution and service fees expenses, partially offset by lower employee compensation and benefits. Operating income was $32.7 million for the three months ended December 31, 2012, compared with operating income of $22.8 million for the three months ended December 31, 2011. The company's operating margin increased to 46.0% for the fourth quarter of 2012 compared with 38.4% for the three months ended December 31, 2011 primarily due to a decrease in the compensation to revenue ratio. Non-operating income was $1.5 million for the three months ended December 31, 2012, compared with non-operating income of $2.4 million for the three months ended December 31, 2011, primarily due to less earnings from the company's seed investments.
Balance Sheet Information
As of December 31, 2012, cash, cash equivalents and investments were $175 million. As of December 31, 2012, stockholders' equity was $217 million and the company had no long-term or short-term debt.
Conference Call Information
Cohen & Steers will host a conference call tomorrow, January 24, 2013 at 11:00 a.m. (ET) to discuss the company's fourth quarter results. Investors and analysts can access the live conference call by dialing (800) 769-9015 (U.S.) or (212) 231-2915 (international); passcode: 21644440. Participants should plan to register at least 10 minutes before the conference call begins.
A replay of the call will be available for two weeks starting at approximately 1:00 p.m. (ET) on January 24, 2013 and can be accessed at (800) 633-8284 (U.S.) or (402) 977-9140 (international); passcode: 21644440. Internet access to the webcast, which includes audio (listen-only), will be available on the company's website at www.cohenandsteers.com under "Company/Investor Relations." The webcast will be archived on the website for two weeks.
About Cohen & Steers
Founded in 1986, Cohen & Steers is a leading global investment manager focused on global real estate securities, global listed infrastructure, real assets, large cap value stocks and preferred securities. The company also manages alternative investment strategies for qualified investors such as hedged real estate securities portfolios and private real estate strategies. Headquartered in New York City, with offices in London, Brussels, Hong Kong, Tokyo and Seattle, Cohen & Steers serves institutional and individual investors around the world.

Forward-Looking Statements
This press release and other statements that Cohen & Steers may make may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which reflect the company's current views with respect to, among other things, its operations and financial performance. You can identify these forward-looking statements by the use of words such as "outlook," "believes," "expects," "potential," "continues," "may," "will," "should," "seeks," "approximately," "predicts," "intends," "plans," "estimates," "anticipates" or the negative versions of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties.
Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. The company believes that these factors include, but are not limited to, those described in the "Risk Factors" section of the company's Annual Report on Form 10-K for the year ended December 31, 2011, which is accessible on the Securities and Exchange Commission's website at www.sec.gov and on the company's website at www.cohenandsteers.com. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release. The company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.
# # # #

Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations (Unaudited)
For the Periods Ended
(in thousands, except per share data)

	Three Months Ended			% Change From
	December 31, 2012	September 30, 2012	December 31, 2011	September 30, 2012	December 31, 2011
Revenue
Investment advisory and administration fees	$63,463	$63,224	$55,310
Distribution and service fees	3,205	2,881	2,260
Portfolio consulting and other	4,427	5,191	1,846
Total revenue	71,095	71,296	59,416	(0.3%)	19.7%
Expenses
Employee compensation and benefits	18,821	25,101	20,694
Distribution and service fees	7,122	21,376	5,758
General and administrative	10,370	10,601	8,380
Depreciation and amortization	1,344	1,384	1,296
Amortization, deferred commissions	705	595	489
Total expenses	38,362	59,057	36,617	(35.0%)	4.8%
Operating income	32,733	12,239	22,799	167.4%	43.6%
Non-operating income
Interest and dividend income - net	762	478	269
Gain from trading securities - net	831	3,999	495
Gain from available-for-sale securities - net	197	437	154
Equity in earnings of affiliates	336	71	1,614
Other	(595)	330	(123)
Total non-operating income	1,531	5,315	2,409	(71.2%)	(36.4%)
Income before provision for income taxes	34,264	17,554	25,208	95.2%	35.9%
Provision for income taxes	12,220	4,987	9,134
Net income	22,044	12,567	16,074	75.4%	37.1%
Less: Net income attributable to redeemable noncontrolling interest	(321)	(2,306)	(27)
Net income attributable to common shareholders	$21,723	$10,261	$16,047	111.7%	35.4%

Earnings per share attributable to common shareholders
Basic	$0.50	$0.23	$0.37	111.7%	33.6%
Diluted	$0.49	$0.23	$0.36	111.4%	34.0%
Weighted average shares outstanding
Basic	43,832	43,822	43,249
Diluted	44,609	44,537	44,141

Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations (Unaudited)
For the Periods Ended
(in thousands, except per share data)

	Year Ended
	December 31, 2012	December 31, 2011	% Change
Revenue
Investment advisory and administration fees	$244,529	$221,879
Distribution and service fees	11,334	9,718
Portfolio consulting and other	17,690	5,649
Total revenue	273,553	237,246	15.3%
Expenses
Employee compensation and benefits	88,517	84,371
Distribution and service fees	41,270	23,867
General and administrative	39,431	35,204
Depreciation and amortization	5,562	5,056
Amortization, deferred commissions	2,341	1,744
Total expenses	177,121	150,242	17.9%
Operating income	96,432	87,004	10.8%
Non-operating income
Interest and dividend income - net	2,530	1,068
Gain from trading securities - net	4,082	39
Gain from available-for-sale securities - net	1,237	376
Equity in earnings (losses) of affiliates	1,050	(3,021)
Other	(1,028)	1,395
Total non-operating income (loss)	7,871	(143)	*
Income before provision for income taxes	104,303	86,861	20.1%
Provision for income taxes	36,407	32,584
Net income	67,896	54,277	25.1%
Less: Net (income) loss attributable to redeemable noncontrolling interest	(1,779)	30
Net income attributable to common shareholders	$66,117	$54,307	21.7%

Earnings per share attributable to common shareholders
Basic	$1.51	$1.26	20.1%
Diluted	$1.49	$1.23	20.4%
Weighted average shares outstanding
Basic	43,766	43,190
Diluted	44,482	43,975

* Not meaningful

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Vehicle
For the Periods Ended
(in millions)
	Three Months Ended			% Change From
	December 31, 2012	September 30, 2012	December 31, 2011	September 30, 2012	December 31, 2011
Institutional Accounts
Assets under management, beginning of period	$24,644	$25,599	$24,026
Inflows	385	362	498
Outflows	(924)	(2,044)	(1,598)
Net outflows	(539)	(1,682)	(1,100)
Market appreciation	745	727	2,454
Total increase (decrease)	206	(955)	1,354
Assets under management, end of period	$24,850	$24,644	$25,380	0.8%	(2.1%)
Average assets under management for period	$24,362	$25,393	$24,932	(4.1%)	(2.3%)

Open-End Mutual Funds
Assets under management, beginning of period	$12,528	$12,114	$8,612
Inflows	1,165	1,225	908
Outflows	(1,080)	(1,061)	(817)
Net inflows	85	164	91
Market appreciation	349	250	916
Total increase	434	414	1,007
Assets under management, end of period	$12,962	$12,528	$9,619	3.5%	34.8%
Average assets under management for period	$12,594	$12,490	$9,170	0.8%	37.3%

Closed-End Mutual Funds
Assets under management, beginning of period	$7,773	$6,678	$5,979
Inflows	115	889	—
Outflows	—	—	(59)
Net inflows (outflows)	115	889	(59)
Market appreciation	97	206	365
Total increase	212	1,095	306
Assets under management, end of period	$7,985	$7,773	$6,285	2.7%	27.0%
Average assets under management for period	$7,907	$7,312	$6,184	8.1%	27.9%

Total
Assets under management, beginning of period	$44,945	$44,391	$38,617
Inflows	1,665	2,476	1,406
Outflows	(2,004)	(3,105)	(2,474)
Net outflows	(339)	(629)	(1,068)
Market appreciation	1,191	1,183	3,735
Total increase	852	554	2,667
Assets under management, end of period	$45,797	$44,945	$41,284	1.9%	10.9%
Average assets under management for period	$44,863	$45,195	$40,286	(0.7%)	11.4%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Vehicle
For the Periods Ended
(in millions)
	Year Ended
	December 31, 2012	December 31, 2011	% Change
Institutional Accounts
Assets under management, beginning of period	$25,380	$19,625
Inflows	2,113	9,841
Outflows	(7,186)	(3,802)
Net (outflows) inflows	(5,073)	6,039
Market appreciation (depreciation)	4,543	(284)
Total (decrease) increase	(530)	5,755
Assets under management, end of period	$24,850	$25,380	(2.1%)
Average assets under management for period	$25,284	$24,175	4.6%

Open-End Mutual Funds
Assets under management, beginning of period	$9,619	$8,484
Inflows	5,149	4,278
Outflows	(3,669)	(2,991)
Net inflows	1,480	1,287
Market appreciation (depreciation)	1,863	(152)
Total increase	3,343	1,135
Assets under management, end of period	$12,962	$9,619	34.8%
Average assets under management for period	$11,798	$9,342	26.3%

Closed-End Mutual Funds
Assets under management, beginning of period	$6,285	$6,353
Inflows	1,004	153
Outflows	—	(59)
Net inflows	1,004	94
Market appreciation (depreciation)	696	(162)
Total increase (decrease)	1,700	(68)
Assets under management, end of period	$7,985	$6,285	27.0%
Average assets under management for period	$7,096	$6,522	8.8%

Total
Assets under management, beginning of period	$41,284	$34,462
Inflows	8,266	14,272
Outflows	(10,855)	(6,852)
Net (outflows) inflows	(2,589)	7,420
Market appreciation (depreciation)	7,102	(598)
Total increase	4,513	6,822
Assets under management, end of period	$45,797	$41,284	10.9%
Average assets under management for period	$44,178	$40,039	10.3%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management - Institutional Accounts (Unaudited)
By Investment Relationship
For the Periods Ended
(in millions)
	Three Months Ended			% Change From
	December 31, 2012	September 30, 2012	December 31, 2011	September 30, 2012	December 31, 2011
Subadvisory
Assets under management, beginning of period	$17,712	$18,639	$18,266
Inflows	145	149	349
Outflows	(735)	(1,549)	(1,429)
Net outflows	(590)	(1,400)	(1,080)
Market appreciation	460	473	1,887
Total (decrease) increase	(130)	(927)	807
Assets under management, end of period	$17,582	$17,712	$19,073	(0.7%)	(7.8%)
Average assets under management for period	$17,273	$18,492	$18,795	(6.6%)	(8.1%)

Advisory
Assets under management, beginning of period	$6,932	$6,960	$5,760
Inflows	240	213	149
Outflows	(189)	(495)	(169)
Net inflows (outflows)	51	(282)	(20)
Market appreciation	285	254	567
Total increase (decrease)	336	(28)	547
Assets under management, end of period	$7,268	$6,932	$6,307	4.8%	15.2%
Average assets under management for period	$7,089	$6,901	$6,137	2.7%	15.5%

Total Institutional Accounts
Assets under management, beginning of period	$24,644	$25,599	$24,026
Inflows	385	362	498
Outflows	(924)	(2,044)	(1,598)
Net outflows	(539)	(1,682)	(1,100)
Market appreciation	745	727	2,454
Total increase (decrease)	206	(955)	1,354
Assets under management, end of period	$24,850	$24,644	$25,380	0.8%	(2.1%)
Average assets under management for period	$24,362	$25,393	$24,932	(4.1%)	(2.3%)

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management - Institutional Accounts (Unaudited)
By Investment Relationship
For the Periods Ended
(in millions)
	Year Ended
	December 31, 2012	December 31, 2011	% Change
Subadvisory
Assets under management, beginning of period	$19,073	$13,334
Inflows	850	9,018
Outflows	(5,559)	(3,074)
Net (outflows) inflows	(4,709)	5,944
Market appreciation (depreciation)	3,218	(205)
Total (decrease) increase	(1,491)	5,739
Assets under management, end of period	$17,582	$19,073	(7.8%)
Average assets under management for period	$18,437	$17,515	5.3%

Advisory
Assets under management, beginning of period	$6,307	$6,291
Inflows	1,263	823
Outflows	(1,627)	(728)
Net (outflows) inflows	(364)	95
Market appreciation (depreciation)	1,325	(79)
Total increase	961	16
Assets under management, end of period	$7,268	$6,307	15.2%
Average assets under management for period	$6,847	$6,660	2.8%

Total Institutional Accounts
Assets under management, beginning of period	$25,380	$19,625
Inflows	2,113	9,841
Outflows	(7,186)	(3,802)
Net (outflows) inflows	(5,073)	6,039
Market appreciation (depreciation)	4,543	(284)
Total (decrease) increase	(530)	5,755
Assets under management, end of period	$24,850	$25,380	(2.1%)
Average assets under management for period	$25,284	$24,175	4.6%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Strategy
For the Periods Ended
(in millions)
	Three Months Ended			% Change From
	December 31, 2012	September 30, 2012	December 31, 2011	September 30, 2012	December 31, 2011
U.S. Real Estate
Assets under management, beginning of period	$22,430	$22,178	$16,099
Inflows	600	774	749
Outflows	(733)	(552)	(513)
Net (outflows) inflows	(133)	222	236
Market appreciation	316	30	2,170
Total increase	183	252	2,406
Assets under management, end of period	$22,613	$22,430	$18,505	0.8%	22.2%
Average assets under management for period	$22,088	$22,527	$17,339	(1.9%)	27.4%

Global/International Real Estate
Assets under management, beginning of period	$11,114	$12,532	$13,734
Inflows	288	249	343
Outflows	(964)	(2,301)	(1,624)
Net outflows	(676)	(2,052)	(1,281)
Market appreciation	717	634	956
Total increase (decrease)	41	(1,418)	(325)
Assets under management, end of period	$11,155	$11,114	$13,409	0.4%	(16.8%)
Average assets under management for period	$10,978	$12,097	$13,822	(9.3%)	(20.6%)

Preferred Securities
Assets under management, beginning of period	$3,843	$2,548	$1,803
Inflows	569	1,331	152
Outflows	(138)	(183)	(52)
Net inflows	431	1,148	100
Market appreciation	90	147	61
Total increase	521	1,295	161
Assets under management, end of period	$4,364	$3,843	$1,964	13.6%	122.2%
Average assets under management for period	$4,139	$3,236	$1,894	27.9%	118.5%

Global Infrastructure
Assets under management, beginning of period	$3,258	$3,122	$2,919
Inflows	184	27	17
Outflows	(22)	(35)	(73)
Net inflows (outflows)	162	(8)	(56)
Market appreciation	89	144	147
Total increase	251	136	91
Assets under management, end of period	$3,509	$3,258	$3,010	7.7%	16.6%
Average assets under management for period	$3,422	$3,210	$2,970	6.6%	15.2%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Strategy - continued
For the Periods Ended
(in millions)
	Three Months Ended			% Change From
	December 31, 2012	September 30, 2012	December 31, 2011	September 30, 2012	December 31, 2011
Large Cap Value Stocks
Assets under management, beginning of period	$3,602	$3,389	$3,470
Inflows	12	50	145
Outflows	(142)	(31)	(116)
Net (outflows) inflows	(130)	19	29
Market (depreciation) appreciation	(7)	194	377
Total (decrease) increase	(137)	213	406
Assets under management, end of period	$3,465	$3,602	$3,876	(3.8%)	(10.6%)
Average assets under management for period	$3,539	$3,473	$3,718	1.9%	(4.8%)

Other
Assets under management, beginning of period	$698	$622	$592
Inflows	12	45	—
Outflows	(5)	(3)	(96)
Net inflows (outflows)	7	42	(96)
Market (depreciation) appreciation	(14)	34	24
Total (decrease) increase	(7)	76	(72)
Assets under management, end of period	$691	$698	$520	(1.0%)	32.9%
Average assets under management for period	$697	$652	$543	6.9%	28.4%

Total
Assets under management, beginning of period	$44,945	$44,391	$38,617
Inflows	1,665	2,476	1,406
Outflows	(2,004)	(3,105)	(2,474)
Net outflows	(339)	(629)	(1,068)
Market appreciation	1,191	1,183	3,735
Total increase	852	554	2,667
Assets under management, end of period	$45,797	$44,945	$41,284	1.9%	10.9%
Average assets under management for period	$44,863	$45,195	$40,286	(0.7%)	11.4%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Strategy
For the Periods Ended
(in millions)
	Year Ended
	December 31, 2012	December 31, 2011	% Change
U.S. Real Estate
Assets under management, beginning of period	$18,505	$10,506
Inflows	3,723	9,506
Outflows	(2,458)	(1,979)
Net inflows	1,265	7,527
Market appreciation	2,843	472
Total increase	4,108	7,999
Assets under management, end of period	$22,613	$18,505	22.2%
Average assets under management for period	$21,453	$15,043	42.6%

Global/International Real Estate
Assets under management, beginning of period	$13,409	$15,438
Inflows	1,528	2,964
Outflows	(6,738)	(4,010)
Net outflows	(5,210)	(1,046)
Market appreciation (depreciation)	2,956	(983)
Total decrease	(2,254)	(2,029)
Assets under management, end of period	$11,155	$13,409	(16.8%)
Average assets under management for period	$12,277	$15,789	(22.2%)

Preferred Securities
Assets under management, beginning of period	$1,964	$1,292
Inflows	2,430	887
Outflows	(439)	(200)
Net inflows	1,991	687
Market appreciation (depreciation)	409	(15)
Total increase	2,400	672
Assets under management, end of period	$4,364	$1,964	122.2%
Average assets under management for period	$2,988	$1,698	76.0%

Global Infrastructure
Assets under management, beginning of period	$3,010	$2,870
Inflows	255	291
Outflows	(104)	(120)
Net inflows	151	171
Market appreciation (depreciation)	348	(31)
Total increase	499	140
Assets under management, end of period	$3,509	$3,010	16.6%
Average assets under management for period	$3,206	$3,057	4.9%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Strategy - continued
For the Periods Ended
(in millions)
	Year Ended
	December 31, 2012	December 31, 2011	% Change
Large Cap Value Stocks
Assets under management, beginning of period	$3,876	$3,673
Inflows	182	710
Outflows	(1,108)	(523)
Net (outflows) inflows	(926)	187
Market appreciation	515	16
Total (decrease) increase	(411)	203
Assets under management, end of period	$3,465	$3,876	(10.6%)
Average assets under management for period	$3,625	$3,805	(4.7%)

Other
Assets under management, beginning of period	$520	$683
Inflows	148	46
Outflows	(8)	(152)
Net inflows (outflows)	140	(106)
Market appreciation (depreciation)	31	(57)
Total increase (decrease)	171	(163)
Assets under management, end of period	$691	$520	32.9%
Average assets under management for period	$629	$647	(2.8%)

Total
Assets under management, beginning of period	$41,284	$34,462
Inflows	8,266	14,404
Outflows	(10,855)	(6,984)
Net (outflows) inflows	(2,589)	7,420
Market appreciation (depreciation)	7,102	(598)
Total increase	4,513	6,822
Assets under management, end of period	$45,797	$41,284	10.9%
Average assets under management for period	$44,178	$40,039	10.3%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Advisement (Unaudited)
(in millions)
	As of
	December 31, 2012	September 30, 2012	December 31, 2011

Model-Based Strategies	$4,536	$5,605	$2,009

Exchange Traded Funds	$2,804	$2,948	$2,380

Unit Investment Trusts	$1,324	$1,290	$1,233

Total	$8,664	$9,843	$5,622

Note: Assets under advisement are defined as assets for which the company does not provide active management.